EXHIBIT 10(J)
                       FRONTIER ADJUSTERS OF AMERICA, INC.
                         FORM OF 1996 STOCK OPTION PLAN


                                    ARTICLE I
                                     General

                 1.1 Purpose of Plan; Term

                                       (a) Adoption.  On May 21, 1996, the Board
of Directors (the "Board") of Frontier Adjusters of America, Inc., an Arizona corporation (the "Company"), adopted a stock option plan to be known as the 1996 Stock Option Plan (the "Plan").

                                       (b)   Defined   Terms.    All   initially
capitalized terms used hereby shall have the meaning set forth in Article V hereto.

                                       (c) General  Purpose.  The purpose of the
Grant Program is to further the interests of the Company and its shareholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards").

                                       (d) Character of Options. Options granted
under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as an "incentive stock option" as defined in Code section 422 ("Incentive Stock Option") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                                       (e)  Rule  16b-3  Plan.  If  the  Company
becomes subject to the reporting requirements of the Securities Exchange Act of 1934, the Plan is thereafter intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. In such instance, to the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

                                       (f)  Duration  of  Plan.  The term of the
Plan is 10 years commencing on the date of adoption of the original Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.
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                 1.2 Stock and Maximum Number of Shares Subject to Plan.

                                       (a)  Description  of  Stock  and  Maximum
Shares Allocated. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock, $0.001 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 300,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in Section 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in Section 3.1.

                                       (b) Calculation of Available Shares.  The
number of shares of Stock available under the Plan shall be reduced: (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option and (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of an SAR.

                                       (c) Restoration of Unpurchased Shares. If
an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

                 1.3 Approval; Amendments.

                                       (a)  Approval by  Shareholders.  The Plan
shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such shareholder approval has been obtained shall be referred to herein as the "Effective Date."

                                       (b)  Commencement of Programs.  The Grant
Program is effective immediately, but if the Plan is not approved by the shareholders within 12 months after its adoption by the Board, the Plan and all Options and Awards made under the Grant Program will automatically terminate and be forfeited to the same extent and with the same effect as though the Plan had never been adopted.

                                       (c)  Amendments  to Plan.  The Board may,
without action on the part of the Company's shareholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Article III hereof, the Board may not, without the approval of the Company's shareholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of
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shares  issuable  under the Plan is  adopted by the Board  prior to the  initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's shareholders and (B) each such Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.



                                   ARTICLE II
                                  Grant Program

                 2.1 Participants; Administration.

                                       (a)   Eligibility   and    Participation.
Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) if a Senior Committee exists, the members of that Senior Committee shall be ineligible, during their tenure on the Senior Committee, to be granted Options or Awards under the Plan or to be granted or awarded equity securities of the Company pursuant to any other plan of the Company or its affiliates except as otherwise allowed by Rule 16b-3(c)(2)(i) promulgated under the 1934 Act, and (2) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporation) who are also employees of the Company (or its Parent or Subsidiary Corporation), and (3) the maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of stock covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Grant Program and the conditions relating to such Award.

                                       (b) General Administration.  The Eligible
Persons under the Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Disinterested Directors which are appointed by the Board. The administration of all Eligible Persons that are not Affiliates ("Non- Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code section 162(m).

                                       (c) Plan  Administrators.  The Board, the
Employee Committee, Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Grant Program, to grant Options or Awards under the Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Grant Program and to make such determinations under, and issue such interpretations of, the Grant Program and any outstanding Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Grant Program or any outstanding Option or Award.

                                       (d)  Guidelines  for  Participation.   In
designating and selecting Eligible Persons for participation in the Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

                 2.2 Terms and Conditions of Options

                                       (a)   Allotment   of   Shares.   A   Plan
Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                                       (b) Exercise Price. Upon the grant of any
Option, a Plan Administrator shall specify the option price per share. If the Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Option is granted (110 percent if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 3.5 hereof.

                                       (c) Individual  Stock Option  Agreements.
Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and
(iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

                                       (d)  Option  Period.  No  Option  granted
under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

                                       (e)  Vesting;  Limitations.  The  time at
which Options may be exercised with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                                       (f) No Fractional  Shares.  Options shall
be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

                                       (g)  Method of  Exercise.  To  exercise a
Option, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                                               (i)  execute  and  deliver to the
Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

                                               (ii)  pay  the  aggregate  Option
Price in one of the alternate forms as set forth in Section 2.2(h) below; and

                                               (iii)     furnish     appropriate
documentation that the person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practical after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Option.

                                       (h) Payment Price.  The aggregate  Option
Price shall be payable in one of the alternative forms specified below:

                                               (i) Full payment in cash or check
made payable to the Company's order; or

                                               (ii)  Full  payment  in shares of
Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 3.5 hereof); or

                                               (iii)  If  a  cashless   exercise
program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                                       (i)   Rights   of   a   Shareholder.   An
Optionholder shall not have any of the rights of a shareholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                                       (j)    Repurchase    Right.    The   Plan
Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                                       (k)   Termination  of  Service.   If  any
Optionholder ceases to be in Service to the Company for a reason other than permanent disability or death, such Optionholder must, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the applicable Plan Administrator that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations; (iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or (v) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Options, to exercise Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

                                       (l)   Death   of   Optionholder.   If  an
Optionholder dies while in the Company's Service, any Options that the Optionholder was entitled to exercise on the date of death will be exercisable within three months after such date or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                                       (m)   Other   Plan    Provisions    Still
Applicable. If a Option is exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

                                       (n) Definition of "Service". For purposes
of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Plan Administrator, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

                 2.3 Terms and Conditions of Stock Awards

                                       (a)  Eligibility.  All  Eligible  Persons
shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. Except as provided otherwise in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                                       (b) Award for  Services  Rendered.  Stock
Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Arizona corporate law, employment tax and/or income tax withholding requirements.

                                       (c) Conditions to Award. All Stock Awards
shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.


                                       (d)    Award    Agreements.     A    Plan
Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

                 2.4 Terms and Conditions of SARs

                                       (a)  Eligibility.  All  Eligible  Persons
shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of an SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                                       (b) Award of SARs.  Concurrently  with or
subsequent to the grant of any Option to purchase one or more shares of Stock, the Plan Administrator may award to the Optionholder with respect to each share of Stock, underlying the Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person an SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

                                       (c)  Conditions to SAR. All SARs shall be
subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                                       (d) SAR Agreements.  A Plan Administrator
may require as a condition to the grant of an SAR that the recipient of such SAR enter into an SAR agreement in such form and content as that Plan Administrator from time to time approves.

                                       (e) Exercise.  An Eligible Person who has
been granted a SAR may exercise such SAR subject to the conditions specified in the SAR agreement by the Plan Administrator.

                                       (f)  Amount  of  Payment.  The  amount of
payment to which the grantee of an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                                       (g) Form of Payment.  The SAR may be paid
in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                                       (h)  Termination  of  Employment;  Death.
Sections 2.2(k) and (l), applicable to Options, shall apply equally to SARs.

                 2.5 Other Cash Awards

                                       (a) In General. The Plan Administrator of
each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                                       (b) Conditions to Award.  All Cash Awards
shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.



                                   ARTICLE III
                                  Miscellaneous

                 3.1 Capital Adjustments. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

                 3.2 Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

                 3.3 Corporate Transaction. In the event of shareholder approval of a Corporate Transaction, the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

                 3.4 Change in Control.

                                       (a)  Grant  Program.  In the  event  of a
Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                                       (b) Incentive  Stock Option  Limits.  The
exercisability of any Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

                 3.5 Calculation of Fair Market Value of Stock. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                                       (a) If  the  Stock  is  not  at the  time
listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                                       (b) If the Stock is at the time listed or
admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                                       (c) If the  Stock at the time is  neither
listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

                 3.6 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

                 3.7 Cancellation of Options. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected

Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

                 3.8 Regulatory Approvals. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

                 3.9 Indemnification. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

                 3.10 Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without shareholder approval.

                 3.11 Company Rights. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 3.12 Assignment. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. No Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, any Options or Awards granted pursuant to the Grant Program may be assigned, encumbered or otherwise transferred by the Optionholder or grantee if specifically allowed by the Plan Administrator upon the grant of such Option or Award. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                 3.13 Securities Restrictions

                                       (a)   Legend   on    Certificates.    All
certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

                    The shares  ofCommonStock  evidenced by
                    this  certificate  have been  issued to
                    the  registered  owner in reliance upon
                    written   representations   that  these
                    shares have been  purchased  solely for
                    investment.  These  shares  may  not be
                    sold, transferred or assigned unless in
                    the  opinion  of the  Company  and  its
                    legal  counsel  such sale,  transfer or
                    assignment  will not be in violation of
                    the Securities Act of 1933, as amended,
                    and   the   rules    and    regulations
                    thereunder.

                                       (b) Private Offering for Investment Only.
The Options and Awards are and shall be made available only to a limited number of present and future key executives, directors and employees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                                       (c)   Registration    Statement.   If   a
Registration Statement covering the shares of Stock issuable under the Plan as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission, the provisions of Sections 3.13(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

                 3.14 Tax Withholding.

                                       (a) General.  The Company's obligation to
deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                                       (b)  Shares to Pay for  Withholding.  The
Board may, in its  discretion  and in  accordance  with the  provisions  of this
Section 3.14(b) and such supplemental rules as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

                                               (i)   Stock    Withholding.    An
Optionholder or Grantee may be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder or Grantee.

                                               (ii)  Stock  Delivery.  The Board
may, in its discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such Option exercise or Stock Award (not to exceed 100 percent) designated by the Optionholder or Grantee.

                 3.15 Governing Law. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.


                                   ARTICLE IV
                                   Definitions

                 The following capitalized terms used in this Plan shall have the meaning described below:

                 "Affiliates" shall mean all "executive officers" (as that term is defined in Rule 16a- 1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

                 "Annual Grant Date" shall mean the date of the Company's annual shareholder meeting.

                 "Award" shall mean a Stock Award, SAR or Cash Award under the Grant Program.

                 "Board" shall mean the Board of Directors of the Company.

                 "Cash Award" shall mean an award to be paid in cash and granted under Section 2.5 hereunder.

                 "Change in Control" shall mean and include the following transactions or situations:

                                               (i) A sale,  transfer,  or  other
disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this Section, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this Section, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

                                               (ii) A sale,  transfer,  or other
disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

                                               (iii) A change  in the  ownership
of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

                                               (iv) Any  consolidation or merger
of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

                                               (v)  During  any  period  of  two
years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                                               (vi) A change in  control  of the
Company of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

                 Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 "Company" shall mean Frontier Adjusters of America, Inc., an Arizona corporation.


                 "Corporate Transaction" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                 "Disinterested   Directors"  shall  mean  those  Directors  who
satisfy the definition of "Disinterested Person" under Rule 16b-3(c)(2)(i) promulgated under the 1934 Act.

                 "Effective Date" shall mean the date that the Plan has been approved by the shareholders as required by Section 1.3(a) hereof.

                 "Eligible Persons" shall mean, with respect to the Grant Program, those persons who, at the time that the Option or Award is granted, are
(i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that if a Senior Committee is formed pursuant to Section 2.1(b) hereof, the members of that Committee shall not be included as "Eligible Persons" under the Grant Program during their tenure on the Senior Committee.

                 "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board.

                 "Exercise Date" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

                 "Grantee" shall mean an Eligible Person or Eligible Director that has received an Award.

                 "Grant Program" shall mean the program described in Article II of this Agreement pursuant to which certain Eligible Persons are granted Options or Awards in the discretion of the Plan Administrator.

                 "Incentive Stock Option" shall mean a Option that is intended to qualify as an "incentive stock option" under Code section 422.

                 "Non-Affiliates" shall mean all persons who are not Affiliates.


                 "$100,000 Limitation" shall mean the limitation in which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

                 "Optionholder" shall mean an Eligible Person to whom Options have been granted.

                 "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person.

                 "Option Price" shall mean the option price per share as specified by the Plan Administrator or by the terms of the Plan.

                 "Options" shall mean options granted under the Plan to acquire Stock.

                 "Parent Corporation" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

                 "Plan" shall mean this stock option plan for Frontier Adjusters of America, Inc.

                 "Plan Administrator" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Non-Affiliates.

                 "Registration Date" shall have the meaning set forth in Section 1.3(b) hereof.

                 "SAR" shall mean stock appreciation  rights granted pursuant to
Section 2.4 hereof.

                 "Senior Committee" shall mean that committee appointed by the Board to administer the Grant Program with respect to the Affiliates and comprised of two or more Disinterested Directors.

                 "Service" shall have the meaning set forth in Section 2.2(n) hereof.

                 "Stock" shall mean shares of the Company's common stock, $.001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.


                 "Stock Awards" shall mean Stock directly granted under the Grant Program.

                 "Subsidiary Corporation" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.


                   EXECUTED as of the 21st day of May , 1996.

                       FRONTIER ADJUSTERS OF AMERICA, INC.



                                            By       :      /s/ Jean E. Ryberg
                                                            ------------------
                                            Name     :      Jean E. Ryberg
                                                            ------------------
                                            Its      :      President
                                                            ------------------
ATTESTED BY:


    /s/ James S. Rocke
- ----------------------------------
Secretary